UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2009
Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer
On December 23, 2009, Analog’s Compensation Committee approved new forms of the restricted stock unit confirming memorandum for restricted stock unit awards made to US and non-US executive officers and employees pursuant to and as permitted by Analog’s 2006 Stock Incentive Plan. The forms provide for vesting of the restricted stock units according to the schedule set forth therein and for vesting in full on a termination on death or disability of the recipient. The foregoing description of the restricted stock unit confirming memoranda does not purport to be complete and is qualified in its entirety by reference to the Forms of Restricted Stock Unit Confirming Memorandum filed as Exhibit 10.1 and 10.2 of this Report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Confirming Memorandum for US Employees
10.2	Form of Restricted Stock Unit Confirming Memorandum for non-US Employees

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2009	ANALOG DEVICES, INC.
	By:	/s/ Margaret K. Seif
Margaret K. Seif
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Confirming Memorandum for US Employees
10.2	Form of Restricted Stock Unit Confirming Memorandum for non-US Employees